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                                                           Exhibit 24(a)

                                POWER OF ATTORNEY
                                -----------------

                  The E.W. Scripps Company, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, registration statements on Form S-8 with respect to (i) the Company's Class A Common Shares, $.01 par value, reserved for issuance under the Company's 1994 Non-Employee Directors' Stock Option Plan, the Company's 1997 Long-Term Incentive Plan, and the 1997 Deferred Compensation and Phantom Stock Plan for Senior Officers and Selected Executives ("Deferred Compensation Plan") and (ii) interests to be offered or sold pursuant to the Deferred Compensation Plan, hereby constitutes and appoints Daniel J. Castellini, M. Denise Kuprionis and William Appleton, and each of them, as the attorney of the Company, with full power of substitution and resubstitution, for and in the name, place and stead of the Company, to sign and file the proposed registration statements and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

                  IN WITNESS WHEREOF, The E.W. Scripps Company has caused this power of attorney to be signed on its behalf by the undersigned in Cincinnati, Ohio, on May 22, 1997.

                                      THE E.W. SCRIPPS COMPANY


                                      By: /s/ WILLIAM R. BURLEIGH
                                         -------------------------------------
                                         William R. Burleigh, President
                                         and Chief Executive Officer



                                         And: /s/ M. DENISE KUPRIONIS
                                         -------------------------------------
                                         M. Denise Kuprionis, Secretary